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24(b)(5)(a)

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
(JOHN HANCOCK (R) LOGO)                                                                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK ANNUITIES                                                                      P.O. Box 9505, Portsmouth, NH 03802-9505
                                                                      Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                                                    800-344-1029 www.jhannuities.com
                                                                                                   Home Office: Bloomfield Hills, MI

                                                 John Hancock Annuity Note Series 2
                                    MODIFIED SINGLE PAYMENT DEFERRED VARIABLE ANNUITY APPLICATION
            TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

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1      LINE OF BUSINESS AND FUNDING (complete A & B)

       A. LINE OF BUSINESS       [ ] Non Qualified                                  [ ] Traditional IRA (Tax year _______)
                                 [ ] Roth IRA (Tax year _______)                    [ ] Other ______________________________________
       -----------------------------------------------------------------------------------------------------------------------------
       B. FUNDING                DIRECT PAYMENT $________________________________   [ ] Check (Payable to John Hancock Life
                                                                                        Insurance Company (U.S.A.))
          Minimum $25,000        (Payment must accompany application if selected)   [ ] Wire (Please see sales kit or
                                                                                        jhannuities.com for wire
                                                                                        instructions)
                                 ---------------------------------------------------------------------------------------------------
                                 TRANSFER/EXCHANGE $_____________________________   [ ] 1035 Exchange     [ ] Mutual Fund/CD/Other
                                                                                    [ ] Direct Transfer   [ ] Rollover
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2      YOUR NAME (Individual Owner/Annuitant Registration)   [ ] Male   [ ] Female

       _____________________________________________________________________________________________________________________________
       Name (First, Middle, Last)

       __________________________   ________________________________________________   _____________________________________________
       Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number          Email Address

       _____________________________________________________________________________   _____________________________________________
       Mailing Address                                                                 City, State, Zip

       _____________________________________________________________________________   _____________________________________________
       Residential Address (required if different from mailing or address is PO Box)   Client Brokerage Account Number
       -----------------------------------------------------------------------------------------------------------------------------

       CO-OWNER                     [ ] Male   [ ] Female

       ________________________________________________   __________________________   _____________________________________________
       Name (First, Middle, Last)                         Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number
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3      TRUST/ENTITY OWNER INFORMATION (If applicable)

       ________________________________________________   __________________________   _____________________________________________
       Name of Trust/Entity Owner                         Date of Trust (mm/dd/yyyy)   Tax Identification Number

       _____________________________________________________________________________   _____________________________________________
       Address                                                                         City, State, Zip
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4      BENEFICIARIES

       If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary. Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the owner.

       BENEFICIARY #1 [X] Primary      __________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                       Beneficiary's Name
                                       (First, Middle, Last or Name of Trust/Entity)

       _____________  _____________________  ________________________   _________________________________________ __________________
       % of Proceeds  Relationship to Owner  Date of Birth(mm/dd/yyyy)  Social Security/Tax Identification Number State of Residence

       BENEFICIARY #2 [ ] Primary      __________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                       Beneficiary's Name
                                       (First, Middle, Last or Name of Trust/Entity)
                      [ ] Contingent

       _____________  _____________________  _________________________  _________________________________________ __________________
       % of Proceeds  Relationship to Owner  Date of Birth(mm/dd/yyyy)  Social Security/Tax Identification Number State of Residence
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5      SPECIAL INSTRUCTIONS

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________
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APP.MSP.09                         Page 1 of 3                      XXXX:XXXXXXX

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
                                          John Hancock Annuity Income - Note 1 APPLICATION
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6      ADDITIONAL STATE DISCLOSURES

       FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CA, CO, DE, DC, FL, ID, IN, KY, MD, ME, NE, NJ, NM, OH, OK, OR, PA, TN, VA, VT,
       WA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

       FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

       FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF
       THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

       FOR CA APPLICANTS AGE 60 OR OLDER: Under laws applicable to contracts issued in California, there is a 30-Day Right to Review your contract. During this time, your initial payment will be invested into the Money Market Portfolio. On the 35th day (or next business day) the contract value will be transferred into the Variable Portfolio. If the contract is cancelled within 30 days, any payments will be returned. I you wish to immediately invest into the Variable Portfolio please note this in section
       5.

       FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

       FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

       FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

       FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF
       CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD
       DEGREE.

       FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

       FOR MD APPLICANTS: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

       FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

       FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

       FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

       FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

       FOR OR, VT RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

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7      MILITARY SALES

       Is the annuitant or owner an active member of the U.S. Armed Forces?   [ ] Yes*   [X] No (default)

     * If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on
       www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel.
       Applications not complying with our military sales procedures will not be accepted.
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APP.MSP.09                         Page 2 of 3                      XXXX:XXXXXXX

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
                                          John Hancock Annuity Income - Note 1 APPLICATION
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8      ACKNOWLEDGMENTS/SIGNATURES

       STATEMENT OF APPLICANT: I/We agree that the contract I/we have applied for shall not take effect until the later of: (1) the issuance of the contract, or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

       [ ] YES*   [ ] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?
       [ ] YES*   [ ] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

     * If you answered "YES" to either question, please complete below and attach a state replacement form guide in the forms (if applicable). Please see reference 2 booklet.

       ____________________________________________   ____________________________              [ ] Annuity   [ ] Life Insurance
       Issuing Company                                Contract Number

       I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE
       ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE
       DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE_____________________________.

       I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
       CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
       GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

       I/WE CONFIRM A REVIEW OF MY/OUR INVESTMENT OBJECTIVES, TAX, LIQUIDITY, AND FINANCIAL STATUSES WAS OFFERED TO ME/US.

       I/WE HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

       TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE STATEMENTS IN THIS APPLICATION ARE TRUE AND COMPLETE.

       I/WE AM/ARE EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.

SIGN
HERE   OWNER:
                              --------------------------------------------   ------------------------------   ----------------------
                              Signature                                      City, State (signed in)          Date


SIGN   CO-OWNER:
HERE                          --------------------------------------------   ------------------------------   ----------------------
                              Signature                                      City, State (signed in)          Date


SIGN   ANNUITANT:
HERE   (If owner is entity)   --------------------------------------------   ------------------------------   ----------------------
                              Signature                                      City, State (signed in)          Date

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9      FINANCIAL ADVISOR INFORMATION

       A. CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT.
          I HAVE DETERMINED THAT THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT.

          [ ] YES  [ ] NO  Does the annuitant or owner have existing individual life insurance policies or annuity contracts?
          [ ] YES  [ ] NO  Will this contract replace or change any existing life insurance or annuity in this or any other company?

       B. OPTION   [ ] B   [ ] C (If left blank, option will default to your firm's Selling Agreement.)

       C. FINANCIAL ADVISOR (PRIMARY)

                    %
       _____________    __________________________________________________   ______________________________   ______________________
       Percentage       Printed Name                                         Telephone Number                 State License ID

       ___________________________________________________________________   ______________________________   ______________________
       Broker/Dealer Firm                                                    Broker/Dealer Rep Number         Email Address

SIGN
HERE   ____________________________________________________________________________________________________
       Signature

       D. FINANCIAL ADVISOR (SECONDARY)

                    %
       _____________    __________________________________________________   ______________________________   ______________________
       Percentage       Printed Name                                         Telephone Number                 State License ID

       ___________________________________________________________________   ______________________________   ______________________
       Broker/Dealer Firm                                                    Broker/Dealer Rep Number         Email Address

SIGN
HERE   ________________________________________________________________________________________________
       Signature
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APP.MSP.09                         Page 3 of 3                      XXXX:XXXXXXX